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Exhibit 10.58

TRI-S SECURITY CORPORATION
MARKET STAND-OFF AGREEMENT

        WHEREAS, the undersigned ("Investor") is an investor in Tri S Security Corporation (the "Company"), having purchased shares of the capital stock of the Company or certain notes and warrants issued by the Company, which notes and or warrants are convertible into the capital stock of the Company.

        WHEREAS, the Company is in negotiations with Capital Growth Financial, LLC (the "Representative") as representative of various underwriters in connection with a proposed firm commitment underwritten public offering of Units contain shares of the Company's common stock and Redeemable Stock Purchase Warrants (the "Firm Commitment Offering").

        WHEREAS, as a condition precedent to undertaking the Firm Commitment Offering, the Representative has requested that Investor agree not to sell or otherwise transfer any of the securities of the Company owned by Investor, or issuable upon conversion of the notes or warrants held by Investor, for a period of time.

        NOW THEREFORE, in order to induce the Underwriters to undertake the Firm Commitment Offering, if the Company's Registration Statement on Form S-1 (No. 333-119737) registering the Company's securities (the "Registration Statement") is declared effective by the Securities and Exchange Commission, Investor agrees not to offer, sell, contract to sell, make short sales of, loan, grant any options for the purchase of, or otherwise dispose of any securities of the Company held by such Investor (the "Securities") without the prior written consent of the Representative for one year from and after the effective date of the Registration Statement; provided, however, that Investor may sell, convey or transfer all or any portion of the Securities to the Corporation. Investor further agrees that the Company may impose stop transfer instructions in order to enforce the foregoing covenants.

        Acknowledged and agreed.

"Investor" (if an individual)

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(if an entity)
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TRI-S SECURITY CORPORATION MARKET STAND-OFF AGREEMENT